Exhibit 99.2

 Corporate Presentation   February 2025

 Summary  2  Forward Looking Statements  Statements in this presentation that are not statements of historical or current fact constitute "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and "forward-looking information" within the meaning of Canadian securities laws (collectively, "forward-looking statements"). Such forward looking statements involve known and unknown risks, uncertainties, and other factors that could cause the actual results of Grace Therapeutics, Inc. to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements containing the terms "believes," "belief," "expects," "intends," "anticipates," "estimates", "potential," "should," "may," "will," "plans," "continue", "targeted" or other similar expressions to be uncertain and forward-looking. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The forward-looking statements in this presentation, including, but not limited to, statements regarding the Company's anticipated cash runway, the future prospects of the Company’s GTx-104 drug candidate, the timing of the Company's anticipated NDA submission for GTx-104 with the FDA, GTx-104's potential to bring enhanced treatment options to patients suffering from aneurysmal subarachnoid hemorrhage (“aSAH”), GTx-104’s potential to be administered to improve the management of hypotension in patients with aSAH, the ability of GTx-104 to achieve a pharmacokinetic and safety profile similar to the oral form of nimodipine, GTx-104’s potential to provide improved bioavailability and the potential for reduced use of rescue therapies, GTx-104’s potential to achieve pharmacoeconomic benefit over the oral form of nimodipine, GTx-104’s commercial prospects, the Company’s pre-commercial launch strategy for GTx104, the future prospects of the Company’s GTx-102 drug candidate, GTx-102’s potential to provide clinical benefits to decrease symptoms associated with Ataxia Telangiectasia, GTx-102’s potential ease of drug administration, the timing and outcomes of a Phase 3 efficacy and safety study for GTx-102, the timing of an NDA filing for GTx-102, the size of the addressable market for GTx-104 and GTx 102, and any future patent and other intellectual property filings made by the Company for new developments are based upon Grace Therapeutics, Inc.’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) the success and timing of regulatory submissions of the STRIVE-ON Phase 3 safety trial for GTx-104; (ii) regulatory requirements or developments and the outcome and timing of the proposed NDA application for GTx-104; (iii) changes to clinical trial designs and regulatory pathways; (iv) legislative, regulatory, political and economic developments; and, (v) actual costs associated with Grace Therapeutics clinical trials as compared to management's current expectations. The foregoing list of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in the "Special Note Regarding Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2024, Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 and other documents that have been and will be filed by Grace Therapeutics, Inc. from time to time with the Securities and Exchange Commission and Canadian securities regulators. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Grace Therapeutics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable securities laws.

 Summary  GTx-104 – novel intravenous nimodipine – well positioned to solve oral challenges and potentially displace oral as SoC   Nimodipine is the SoC and clinically de-risked; however, significant unmet needs remain with its only available oral form  Phase 3 STRIVE-ON safety trial supports GTx-104 benefit vs oral; NDA submission expected in 1H:25   Potential to address a severe rare disease with efficient commercial organization; concentrated patient care  3  Summary  aSAH: aneurysmal Subarachnoid Hemorrhage. A-T: ataxia telangiectasia. All dates based on calendar year.  This estimate of cash and cash equivalents is preliminary and subject to completion. As a result, this unaudited preliminary financial information reflects our preliminary estimate with respect to such information, based on information currently available to management, and may vary from our actual financial position as of December 31, 2024. The unaudited preliminary cash and cash equivalents included herein has been prepared by, and is the responsibility of, management. Our independent registered public accounting firm, KPMG LLP, has not audited, reviewed, compiled or completed its procedures with respect to such unaudited financial information and, accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto. It is possible that we or our independent registered public accounting firm may identify items that require us to make adjustments to the financial information set forth above.   GTx-104 | aSAH  Financial Summary  GTx-102 | A-T  $11M cash and cash equivalents (as of 12/31/24)  Novel oral spray formulation of betamethasone to improve the neurological symptoms of A-T  FDA has provided guidance on the design of a single pivotal trial to support an NDA  Next steps to be determined pending final trial design

 Experienced Leadership Team  4  Carrie D'Andrea  VP Clinical Operations  Loch Macdonald, MD, PhD  Chief Medical Officer  Prashant Kohli  Chief Executive Officer  Amresh Kumar, PhD  VP Program Management  Robert J. DelAversano  Principal Financial Officer and Principal Accounting Officer  Alejandro A. Rabinstein, MD  Alex Choi, MD  Andrew Ducruet, MD  Sherry H-Y Chou, MD  W. Taylor Kimberly, MD, PhD  Management Team  Scientific Advisory Board  Deep aSAH Expertise in Research, Commercial, Drug & AHA Care Guidelines Development

aSAH is a Rare and Severe Acute Brain Injury

- aSAH results in bleeding over the surface of the brain in the space between the brain and skull
- Primary cause is rupture of an aneurysm
- Condition can occur quickly, immediate intervention is key to survival
- Patients require surgical intervention and oral nimodipine therapy

Occurs in Relatively Young Patients (~50% <60 yrs)



Significant Mortality (~10-15% before reaching hospital)

Subarachnoid Hemorrhage


Middle cerebral artery
Ruptured aneurysm

Est. Annual U.S. Hospital-Treated Patients (2023)

Hospital-treated aSAH may be as high as ~70k


Literature Estimate
42.5
Claims Analysis
68
0K
25K
50K
75K

Sources: ClearView Analysis (2025). Forian Claims Data. Fletcher Spaght market research; Becske T. (2018). Steven (2020).

5

 Oral Nimodipine – The aSAH Standard of Care for >3 Decades  6  Sources: Hoh (2023). Hernandez-Duran (2019). Sandow (2016).  DCI: Delayed Cerebral Infarction  The Joint Commision is a hospital accredation agency  2023 AHA/ASA GuidelinesFor the management of patients with aSAH  Nimodipine is the only approved therapy to improve neurological outcomes  Limited use of off-label therapies due to The Joint Commission monitoring adherence to care guidelines

Nimodipine – Consistent Drug Administration Drives Positive Patient Outcomes



Infarction Rates by Nimodipine Dose Reduction Status
Hunt Hess 1-3
Received Reduced Nimodipine Course
P = 0.037
Received Full Nimodipine Course
Hunt Hess 4-5
Received Reduced Nimodipine Course
P = 0.061
Received Full Nimodipine Course
0%
25%
50%
75%
100%
Infarction
No Infarction

Nimodipine cessation or dose reduction independently associated with poor functional outcomes (aOR 0.89, 95% CI 0.80-0.99)

Nimodipine is administered six times per day for up to 21 days
Limited use of off-label therapies due to Joint Commission monitoring adherence to care guidelines

Sources: Hoh (2023). Hernandez-Duran (2019). Sandow (2016).
aOR: adjusted odds ratio; CI: Confidence Interval

7

Substantial Shortcomings of Oral Nimodipine

Administration Challenges

- High dosing burden of 60mg (2 x 30mg capsules), 6 times per day
- 45% of patients receive nimodipine through nasogastric tube (NGT) – often via capsule extraction
- Capsule extraction and administration is labor intensive

Fatal Medication Errors

- Inadvertent parenteral injection can result in death or serious life-threatening AEs
- Highest risk with capsule extraction
- NYMALIZE (oral liquid) tempers the risk of error, but has tolerability challenges (e.g., severe diarrhea) due to solubility limitations of nimodipine

Sub-optimal Therapeutic Benefit with Oral Administration

High Pharmacokinetic Variability

- Inconsistent plasma concentration in both inter and intra subject
- High first-pass metabolism, leads to low bioavailability and frequent dosing
- Gastric motility issues and presence of food delay rate of absorption
- Potentially negligible concentration with NGT administration

Hypotension drives missed doses and diminished efficacy


Blood Concentration
Too High
Too Low
55% of patients do not receive the full daily dose due to hypotension
Increased Hypotension
Dosing Interruption
Sub-optimal Outcomes

Sources: Nimodipine Prescribing Label, Sandow et al., Mahmoud et al., Abboud et al., Soppi et al., Rabaut et al., Ho et al., Fletcher Spaght market research.

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 GTx-104 Technology Overview   Breakthrough formulation of GTx-104 is the result of a decade of research by Grace scientific team  GTx-104 Drug Delivery Technology  Drug loaded micelles  Nimodipine  10– 15 nm  Blank micelles  Surfactant Monomers  Hydrophilic Part  Hydrophobic Part  GTx-104 is a novel formulation of nimodipine for IV infusion in aSAH patients   Overcomes solubility limitations of nimodipine in current formulations   Patented formulation uses non-ionic surfactant micelles as the drug carrier to solubilize nimodipine   Simple to prepare in pharmacy, stable at room temperature  9  CMC: Critical micelle concentration.

GTx-104 Value Proposition

Clinical Value

- Predictable drug concentration & dose compliance
- Reduced drug intake, reduced DDIs & no food effects
- More effective hypotension management

Hospital Value

- Reduced hospital resources
- The Joint Commission compliance to aSAH care guidelines
- Reduced medication errors & nursing burden

Patient Value

- Lower disease burden & faster recovery
- Safer & more convenient treatment
- Improved functional outcomes

	Risk of Fatal Parenteral Use	Requires Feeding Tube	Excipient Intolerance	Hemodynamic Control	Dose Compliance	Markets
Nimodipine Capsules	Yes	Yes	No	Poor	Poor	U.S. / WW
NYMALIZE (Oral Liquid)	Yes (Reduced)	Yes	Yes	Poor	Poor	U.S. / Select WW
NIMOTOP (Injectable)	No	No	Yes *	Unknown	Rescue Only	EU / China
GTx-104	No	No	No	Optimal	Optimal	Global Rights NDA Submission 1H:25

Sources: Nimodipine capsule packaging insert. Fletcher Spaght market research. Soppi V. (2007).

* High alcohol content (~24% volume/volume) also requires central catheter for administration

WW: Worldwide

DDI: drug-drug internation

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GTx-104 Phase 1 Trial Summary

The trial met all primary and secondary endpoints

Phase 1, Randomized, Two-Period Crossover Trial to Evaluate the Relative Bioavailability of IV GTx-104 Compared to Oral Nimodipine Capsules at Steady State in Healthy Male and Female Subjects (n=58)

Primary outcome measures → Day 1: Cmax; Day 3: AUC

Conclusions

Results met the ***scientific bridge criteria*** (bioequivalence) of GTx-104 with oral nimodipine – paving the way for pivotal safety trial and 505(b)2 pathway

- Achieved pharmacokinetic bridge of IV GTx-104 with oral nimodipine
- Bioavailability of GTx-104 was 100% compared to ~7% for oral nimodipine capsules
- Consequently, only ~1/12 nimodipine is delivered with GTx-104 to achieve comparable pharmacokinetics as with oral capsules
- No serious adverse events in the Phase 1 trial

Source: GTx-104-002 CSR; results announced May 2022. **Cmax:** Maximum observed concentration; **AUC**: Area under the Curve.

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 GTx-104 Phase 1: Results  12  Source: GTx-104-002 CSR; results announced May 2022  Consistent, predictable plasma concentrations allow for tighter control of hypotension  Significantly lower dose variability relative to oral capsule  Consistent and predictable plasma concentrations  GTx-104 IV infusion vs Oral capsule: AUC Day_3 0-24hr  GTx-104  Oral Capsule  0  100  200  300  400  500  600  700  800  900  1000  AUC dav-3 0-24hour  GTx-104

 STRIVE-ON Phase 3 Trial

GTx-104 STRIVE-ON Phase 3 Pivotal Safety Trial Design

STRIVE-ON

Study completion in January 2025 – expected NDA submission 1H 2025

STRIVE-ON (NCT05995405) is a ~*100-patient prospective*, open-label, randomized (1:1 ratio), parallel group trial of GTx-104 compared with oral nimodipine in patients hospitalized for aSAH

Onset of aSAH →

Screening Period (within 96 hours of aSAH onset) →
- Informed Consent
- Inclusion/exclusion

Treatment Period →

Day 1
- Randomize
- Initiate investigational product

Day 2-21
- Hypotension events
- Relative dose intensity
- Safety

Follow up Period

Day 30 and Day 90
- Adverse events
- Functional outcomes (mRS)
- Pharmacoeconomic outcomes

<u>Primary Endpoint</u>
Incidence of subjects with at least one episode of clinically significant hypotension

mRS: modified Rankin Scale

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 15  Demographics & Baseline Characteristics  GTX-104  (N = 50)  Oral Nimodipine  (N = 52)  Age (mean)  55  56  Sex, n (%)   Female   Male  33 (66.0%)  17 (34.0%)  33 (63.5%)  19 (36.5%)  Hunt & Hess Grade, n (%)   I   II   III   IV   V  10 (20%)  15 (30%)  15 (30%)  6 (12%)  4 (8%)  8 (15%)  15 (29%)  16 (31%)  12 (23%)  1 (2%)  Demographics well-balanced, except higher proportion of most severe with worst prognosis (Grade V) in GTx-104

Primary Endpoint – Clinically Significant Hypotension

STRIVE-ON

~19% relatively fewer patients with clinically significant hypotension in GTx-104

	GTX-104 (N = 50) n (%)	**Oral Nimodipine (N = 52)** n (%)
Clinically Significant Hypotension	14 (28%)	18 (35%)

Clinically significant hypotension: decrease in systolic BP > 20 mm Hg or diastolic BP > 10 mm Hg or systolic BP <= 100 confirmed by two consecutive readings within five minutes AND requiring medical intervention.

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 17  Relative Dose Intensity (RDI)   54% of patients on GTx-104 had RDI of 95% or higher versus 8% on Oral Nimodipine   GTx-104  Oral Nimodipine  RDI = (total dose administered / total amount of expected dose) * 100.

 18  Clinical Outcomes – mRS (day 90)  ~29% relative increase in patients with good recovery in GTx-104  ~29%  * 3 patients did not complete physician-conducted mRS at day-90. However, all 3 were confirmed alive at day-90  ** 6 patients did not complete physician-conducted mRS at day-90. 5 were confirmed alive at day-90, and 1 survival status was unknown

 19  Clinical Outcomes – QoL (Quality of Life; day 90)  Patient-reported health scores favor GTx-104  QoL  GTx-104  (N = 381)  Oral Nimodipine  (N = 402)  Your Health Today Score    mean (0 = being worst -> 100 = great)  75  70  Mobility, n (%)   I have no or some problems   I am confined to bed   38 (100%)  0  35 (88%)  5 (12%)  Self-Care, n (%)   I have no or some problems   I am unable to wash/dress   37 (97%)  1 (2.6%)  35 (88%)  5 (12%)  Usual Activities, n (%)    I have no or some problems   I am unable to perform   35 (92%)  3 (8%)  33 (84%)  7 (16%)  Pain/Discomfort, n (%)   I have no or moderate pain   I have extreme pain  36 (95%)  2 (5%)  38 (95%)  1 (2%)  Anxiety/Depression, n (%)   I am not or moderately    I am extremely   36 (95%)  2 (5%)  36 (90%)  3 (7%)  1 GTx-104: patient did not complete survey (4), dead (8 – all due to underlying disease, none were GTx-104 related).   2 Oral Nimodipine: patient did not complete survey (8), dead (4 – all due to underlying disease, none were Oral Nimodipine related). Oral also had 2 incomplete (pain, anxiety).

 20  Safety   Overall safety was comparable between the two groups  Summary of Adverse Events (AEs)  (entire study duration of 90 days)  GTx-104  (N = 50)  Oral Nimodipine  (N = 52)  All AEs, n (%) # of events  44 (88%) 158  43 (83%) 193  All AEs, events per n  3.6  4.5  All SAEs1, n (%) # of events  18 (36%) 34  25 (48%) 48  All SAEs, events per n  1.9  1.9   Treatment-Related SAEs, n (%) # of events2  0  2 (4%) 2   Mortality3, n (%)  8 (16%)  4 (8%)   Cause of death4 (n)   All deaths were due to severity of underlying disease  No deaths due to GTx-104  aSAH (5), ICH (1), rebleed (1), cardiac arrest (1)  No deaths due to Oral Nimodipine  aSAH (2), rebleed (1), cardiac arrest (1)  1 A few include sepsis, deep vein thrombosis, ICH, hydrocephalus, cerebral infarction, urinary tract infection, C. difficile, systemic inflammatory response, acute kidney injury, as well as death  2 Oral Nimodipine: bradycardia, vasospasm   3 Mortality rate is equivalent or lower than previous well-controlled clinical trials (Oral NIMOTOP NDA)   4 Based on investigator assessment  SAEs: Serious Adverse Events; ICH: Intracerebral Hemorrhage; DCI: Delayed Cerebral Hemorrhage

 21  ICU Length of Stay (los), Mechanical Ventilator & Readmissions  1.5 fewer ICU days, 5 fewer ventilator days, and 48% relatively fewer ICU readmissions in GTx-104  GTx-104  (N = 50)  Oral Nimodipine  (N = 52)  ICU los, days    Mean (SD)   16.4 (6.7)  17.9 (10.4)  Mechanical Ventilation days   Mean (SD)  5.6 (5.7)  10.6 (13.9)  Hospital Readmissions*   One readmission, n (%)   Two readmissions, n (%)    Three readmissions, n (%)   6 (12%)  0  0  7 (14%)  0  1 (2%)  ICU Readmissions   One readmission, n (%)   Two readmissions, n (%)  2 (4%)  0  3 (6%)  1 (2%)  * Hospital Readmissions includes ICU readmissions. Readmissions were due to sequelae of aSAH e.g., UTI (urinary tract infection), DVT (deep vein thrombosis), Pneumonia, Seizures, Hydrocephalus, Cranioplasty.  SD: standard deviation

 22  Pharmacoeconomics  Major patient resource utilization drivers in aSAH favor GTx-104  GTx-104  (N = 50)  n*  Oral Nimodipine  (N = 52)  n*  Day 1  Day 14  % change  Day 1  Day 14  % change  Mechanical Ventilation   14  1  -93%  12  7  -42%  External Ventricular Drain  32  10  -69%  35  17  -51%  Deep Sedation  5  1  -80%  8  5  -38%  Comatose  4  0  -100%  5  2  -60%  * Excludes patients that died before Day 14 for this analysis.

 Commercial Preparation

aSAH Market Opportunity

Addressable Patients

- **Literature,** typically limited to basal cistern aSAH (~80% of aSAH), suggests **~42.5K U.S. hospital-treated patients**
- **Claims analysis** suggests incidence of hospital-treated aSAH may be **as high as ~70K**

Most Critical Unmet Needs

- **~45%** of treated patients are **unconscious or dysphagic (nasogastric tube)**
- **>25%** of treated patients have **poor dose compliance / blood pressure control**

70% of aSAH Cases Result in Death or Permanent Disability

- **~50% of patients** who survive the initial month **remain permanently dependent** on a caregiver **to maintain daily living**
- **Hospitalization charges** can be up to **~$530k** for an aSAH patient
- aSAH is among the **most highly reimbursed Diagnosis-Related Groups (DRGs)** in neuro ICU

Sources: ClearView Analysis (2025). Forian Claims Data. Becske T. (2018). Steven (2020). Hoh (2023). Etminan. JAMA Neurol. 2019; Fegin. The Lancet Neurology. 2009; Labovitz. Neuroepidemiology. 2006; Shea. Neurosurgery. 2007, Linn. Stroke. 1996; Anderson. Stroke. 2000; Daniere. J de Radiologie Diagnostique. 2015; Ingall. Stroke. 1989; Giordan et al. J Neurosurg. 2021; Rinkel et al. Lancet Neurol. 2011; Intl Study of Unruptured Intracranial Aneurysms Investigators. NEJM. 1998.

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GTx-104 Market Research Survey

Insights from hospital Pharmacy & Therapeutics (P&T) committee decision makers

Survey Design

- 31 hospital administrators, critical and neuro intensive care physicians at Comprehensive or Advanced Stroke Centers involved in purchasing decisions
- 20 respondents are current or former members of P&T committees
- No GTx-104 investigators currently participating in STRIVE-ON trial included

Market Opportunity

Respondents report ***80% likelihood*** of adopting GTx-104 assuming 100% bioavailability, better safety, no food effects, effective hypotension management, and potential hospital & patient value

Challenges with Current Standard of Care

Respondents ranked ***risk of hypotension*** as the most problematic issue that may arise when administering oral formulations of nimodipine

Sources: 2024 company sponsored third party primary market research.

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Concentration of aSAH Care

Concentration of aSAH Patients

*Analysis includes **n = 3,227 institutions** where at least one aneurysmal SAH patient is treated*


100%
80%
60%
40%
20%
0%
% of Patients
0%
20%
40%
60%
80%
100%
% of Institutions
~80% of aSAH patients spread across 880 centers
~15 rep sales force to reach ~50% of aSAH patients, concentrated in 242 centers

aSAH-Treating Institutions Concentration

% aSAH Patients	% of Institutions	# of Institutions	Est. Sales Reps[1]
40%	~4%	146	~10
50%	~7%	242	~15
60%	~11%	380	~25


Patient Volume

[1] Assumes each sales rep manages ~15 accounts.

Sources: ClearView Analysis (2025). Forian Claims Data.

26

 Intellectual Property Portfolio  27  Multi-layered intellectual property protection strategy  GTx-104 received orphan drug status designation from the FDA  Potential 7 years of marketing exclusivity in US upon NDA approval   US and international patent estate  Consists primarily of formulation and method-of-use patents to extend exclusivity beyond what is granted through the orphan drug designation.   Multiple patents granted worldwide, including five patents in the US  Long patent shelf-life   First patent expiry 2037  Newest patent expiry 2042  Continue building our patent portfolio by filing for patent protection on new developments

 Closing Remarks

 29  GTx-104 Conclusions & Next Steps  Phase 1 trial met the scientific bridge criteria (bioequivalence) of GTx-104 with oral nimodipine – paving the way for pivotal safety trial and 505(b)2 pathway  STRIVE-ON Phase 3 pivotal safety trial data suggest significant advantages vs oral nimodipine  Primary endpoint of the study was successfully met  GTx-104 was observed to have a favorable safety profile and was generally well-tolerated   54% of patients on GTx-104 had RDI of 95% or higher vs only 8% on oral  GTx-104 had ~29% more patients with good recovery relative to the oral group  Pharmacoeconomics favor GTx-104, including fewer ICU days, readmissions, and resource utilization   Commercial preparation is underway with NDA submission expected in 1H 2025

GTx-102 Program Overview & Regulatory Update

Ataxia-Telangiectasia

- Complex genetic neurodegenerative disorder diagnosed during infancy
- Inherited as an autosomal recessive trait, **often affects more than one child in a family**
- Average **lifespan ~25 years**
- Potential **addressable market ~$150 million**

Unmet Need (No drugs approved)

- Treatment primarily directed toward control of symptoms
- Limited to speech, occupational and physical therapy
- Less than 20% of patients on any type of drug therapy for A-T symptoms


Telangiectasia
Neurodegeneration
Immune defects
Cancer
Radiosensitivity
Sterility

GTx-102

- **Novel oral spray** formulation of betamethasone intended to **improve neurological symptoms** of A-T patients
- **Proof of concept** supported by well-controlled Phase 1 trial **with A-T patients**
- **PK bridging study** topline results announced on 12/18/22 **met all outcome measures**

Regulatory

- FDA's written responses to EoP1 meeting request provide recommendations on design of a single pivotal efficacy/safety trial that could support NDA
- Guidance includes primary endpoint scale and appropriate confirmatory evidence
- Plan to collaborate with SAB and FDA on potential final trial design, and determine program next steps

Sources: Fletcher Spaght market research; National Organization for Rare Disorders (NORD); Lefton-Greif (2000); U.S. National Cancer Institute, A-T (2015).

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Appendix

 GTx-104 Patent Landscape: IV formulation  32  *Granted patent applications in Europe (validation completed in Austria, Belgium, Bulgaria, Switzerland, Czech Republic, Germany, Denmark, Estonia, Spain, Finland, France, United Kingdom, Greece, Croatia, Hungary, Ireland, Italy, Netherlands, Norway, Romania, Sweden, Slovenia, Slovakia, Turkey, Poland and Portugal), Australia, Canada, India & Japan  Pending patent applications in China, Europe (divisional), & Hong Kong  Title   Stable nimodipine parental formulation   Expiry date  2037  Publication # or Patent #  Territories   Status   Claims   10,092,553*  US  Granted  Claims directed towards a nimodipine injection concentrate formulation   10,092,557  Granted  Claims directed towards a nimodipine injection concentrate formulation, a method of treatment and a directly infusible nimodipine formulation suitable for parental administration  10,765,671  Granted   10,799,486  Granted   Claims directed towards a nimodipine injection concentration and a nimodipine injection formulation  11,433,062  Granted  Claims directed towards a nimodipine injection concentrate formulation and a directly infusible nimodipine formulation  20230364068 (Exp year 2042)  US  Pending  Claims directed towards method of use

 GTx-104 Phase 1: Results  Established pharmacokinetic bridge with oral nimodipine  Mean Plasma Nimodipine Concentration  GTx-104 (IV)  Nimodipine Capsules  90% Confidence Limits (%)  PK Parameters  Geometric Mean  Geometric Mean  Lower  Upper  C max Day_1 0-4 hr (ng/mL)  63.1  68.6  81.7  103.6  AUC Day_3 0-24hr (ng.h/mL)  491.6  462.6  99.3  114.0  F (%) fraction of drug  100%  7.2%  -  -  GTx-104 is 100% bioavailable   vs. 7.20% for oral  GTx-104 equivalent at ~1/12th oral dose   (27.6 mg/day of IV vs. 360 mg/day of oral)  33  Source: GTx-104-002 CSR; results announced May 2022.

 GTx-104 Phase 1: Results  Observed improved or comparable hypotension and safety profile   19  25  39  39  GTx-101 IV  Nimodipine Capsules  Hypotension 1  SBP <90 mmHg or DBP <60 mmHg  Hypotension 2  SBP <90 mmHg or DBP <60 mmHg or decrease in SBP or DBP >10 mm Hg compared with baseline  34  Source: GTx-104-002 CSR; results announced May 2022  # of subjects

 Prashant KohliChief Executive Officer  Thank You  Grace Therapeutics Contact:  Investor Contact:  Mike MoyerLifeSci Advisors